UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 4, 2010 (April 29, 2010)

TRIMERIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23155	56-1808663
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2530 Meridian Parkway, 2nd Floor

Durham, NC 27713

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:

(919) 806-4682

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 3, 2010, Trimeris, Inc. (the “Company”) received notification from the Nasdaq Office of General Counsel, Hearings that the Company had met the requirements of the decision of the Nasdaq Listing Qualifications Panel (the “Panel”) dated March 12, 2010 and all of the applicable requirements for continued listing on The Nasdaq Stock Market, including holding its annual stockholders meeting on or before April 30, 2010. Accordingly, the Panel has determined to continue the listing of the Company’s securities on The Nasdaq Stock Market.

Previously, on January 5, 2010, the Company received a letter from the Nasdaq Listing Qualifications Department stating the Company’s common stock was subject to delisting since the Company failed to hold the required annual stockholders meeting by December 31, 2009, the end of the Company’s fiscal year. The letter stated that unless the Company requested an appeal of this determination, trading of the Company’s common stock would be suspended at the opening of business on January 14, 2010, and a Form 25-NSE would be filed with the Securities and Exchange Commission. On January 11, 2010, the Company requested a hearing with the Panel to review the determination contained in the January 5, 2010 letter. The Company’s request stayed the delisting until such hearing and determination of the Panel. A hearing with the Panel was held on February 18, 2010.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its 2009 and 2010 Annual Meeting of Stockholders (the “Annual Meeting”) on April 29, 2010. Three proposals were submitted to, and approved by, stockholders at the Annual Meeting. The proposals are described in detail in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 26, 2010. The final results for the votes regarding each proposal are set forth below.

1. Stockholders elected six directors to the Company’s Board of Directors to hold office for a one-year term until the annual meeting of stockholders in 2011 and until their successors are elected and qualified. The votes regarding this proposal were as follows:

NOMINEE	FOR	WITHHOLD	NON VOTES
Felix J. Baker, Ph.D.	17,101,790	697,530	2,553,380
Julian C. Baker	17,101,716	697,604	2,553,380
Stephen R. Davis	15,807,839	1,991,481	2,553,380
Martin A. Mattingly, Pharm. D.	17,084,250	715,070	2,553,380
Barry D. Quart, Pharm. D.	17,102,140	697,180	2,553,380
James R. Thomas	17,085,840	713,480	2,553,380

2. Stockholders ratified and approved the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010. The votes regarding this proposal were as follows:

FOR	AGAINST	ABSTAIN	NON VOTES
20,303,354	36,705	12,641	0

3. Stockholders ratified and approved an amendment to the Company’s 2007 Stock Incentive Plan to increase the number of authorized shares issuable under the 2007 Stock Incentive Plan from 1,000,000 to 1,700,000. The votes regarding this proposal were as follows:

FOR	AGAINST	ABSTAIN	NON VOTES
15,294,344	2,494,779	10,197	2,553,380

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 4, 2010	TRIMERIS, INC.

	By:	/s/ Michael A. Alrutz
Michael A. Alrutz
General Counsel